Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PTC Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield, New Jersey 07080

April 28, 2015

Dear Stockholder:

        You are cordially invited to attend the 2015 Annual Meeting of Stockholders of PTC Therapeutics, Inc. on Wednesday, June 10, 2015 at 2:00 p.m., Eastern time. The Annual Meeting will be held at the Embassy Suites, located at 121 Centennial Ave in Piscataway Township, New Jersey.

        The attached Notice of the Annual Meeting and proxy statement provide important information about the Annual Meeting and will serve as your guide to the business to be conducted at the meeting. Your vote is very important to us. We urge you to read the accompanying materials regarding the matters to be voted on at the Annual Meeting and to submit your voting instructions by proxy. Our Board of Directors recommends that you vote "for" each of the proposals listed on the attached Notice.

        You may submit your proxy by Internet, by telephone or by requesting a printed copy of the proxy materials and using the enclosed proxy card. If you submit your proxy before the meeting but later decide to attend the Annual Meeting in person, you may still vote in person at the Annual Meeting.

        On behalf of our Board of Directors, management and all of our employees, I thank you for your continuing support and confidence.

Sincerely,

Stuart W. Peltz, Ph.D. Chief Executive Officer

PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield, New Jersey 07080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2015

        This proxy statement contains information about the 2015 Annual Meeting of Stockholders of PTC Therapeutics, Inc., which we refer to as the Annual Meeting. The Annual Meeting will be held on Wednesday, June 10, 2015 at 2:00 p.m., Eastern time, at the Embassy Suites, located at 121 Centennial Avenue in Piscataway Township, New Jersey. At the Annual Meeting, stockholders will consider and act upon the following matters:

  1.
  To elect the three Class II director nominees nominated by our Board of Directors and named in the proxy statement, each to serve for a term ending in 2018, or until his successor has been duly elected and qualified;

  2.
  To ratify the appointment of Ernst & Young LLP, a registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 28, 2015, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice, to stockholders of record at the close of business on April 20, 2015, the record date for the Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials.

        If you are a stockholder of record, we encourage you to vote in one of the following ways:

  •
  Vote over the Internet, by going to http://www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

  •
  Vote by Telephone, by calling the toll-free number (800) 690-6903 (have your Notice or proxy card in hand when you call); or

  •
  Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided.

        If your shares are held in "street name," meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

        Whether or not you plan to attend the Annual Meeting in person, we urge you to take the time to vote your shares.

By Order of the Board of Directors,

Mark E. Boulding Secretary
April 28, 2015

PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield, New Jersey 07080

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2015

        These proxy materials are being furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2015 Annual Meeting to be held on Wednesday, June 10, 2015 at 2:00 p.m., Eastern time, at the Embassy Suites, located at 121 Centennial Ave in Piscataway Township, New Jersey, and at any adjournment or postponement thereof.

        All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted "for" each of the director nominees and "for" the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time before it is exercised at the meeting by giving our Secretary written notice to that effect.

        The Notice of Annual Meeting and proxy statement are first being mailed and/or made available to stockholders on or about April 28, 2015 in conjunction with the delivery of our 2014 Annual Report to Stockholders.

        In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of "PTC," "the company," "our," "we" or "us" refers to PTC Therapeutics, Inc. and its subsidiaries. Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

        Whether or not you expect to attend the Annual Meeting in person, please vote as promptly as possible to ensure that your representation and the presence of a quorum at the Annual Meeting. You may vote your shares on the Internet by visiting www.proxyvote.com or by telephone by calling 1-800-690-6903 and following the recorded instructions, by requesting a printed copy of the proxy materials and using the enclosed proxy card or by voting in person at the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in this proxy statement.

Important Notice Regarding Availability of Proxy Materials
for the 2015 Annual Meeting of Stockholders on June 10, 2015

        This proxy statement and the 2014 Annual Report to Stockholders are available for viewing, printing and downloading at: http://ir.ptcbio.com/annualmeetingmaterials

EXPLANATORY NOTE

        We are an "emerging growth company" under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a "smaller reporting company," as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an emerging growth company until December 31, 2018, provided that, if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have annual gross revenues of $1 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of the applicable year. If the market value of our common stock that is held by non-affiliates continues to exceed $700 million as of June 30, 2015, we would cease to be an emerging growth company as of December 31, 2015.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our Board of Directors, or Board, of proxies to be voted at our Annual Meeting to be held at the Embassy Suites, located at 121 Centennial Ave in Piscataway Township, New Jersey on Wednesday, June 10, 2015 at 2:00 p.m., Eastern time. At the Annual Meeting, our stockholders will consider and vote on the matters described in this proxy statement. As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the matters described herein.

The Notice of Annual Meeting, proxy statement, and voting instructions, together with our 2014 Annual Report, will be made available to each stockholder entitled to vote starting on or about April 28, 2015. These materials are available for viewing, printing and downloading on the Internet at www.proxyvote.com.
Q.	Who can vote at the Annual Meeting?	A.
Our Board has fixed April 20, 2015 as the record date for the Annual Meeting. If you were a stockholder of record on the record date, you are entitled to vote (in person or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement or adjournment thereof.

On the record date, we had 33,848,276 shares of our common stock outstanding. Each share of common stock entitles its holder to one vote per share. Holders of common stock do not have cumulative voting rights.

Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:
(1)
Over the Internet: Go to www.proxyvote.com. Use the vote control number printed on your Notice (or your proxy card or voting instruction card) to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern time, on June 9, 2015, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you choose to vote over the Internet, you do not have to return a proxy card (or voting instruction card).
(2)
By Telephone: Call 1-800-690-6903, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You will need to have the Notice (or your proxy card or voting instruction card) in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern time, on June 9, 2015, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you choose to vote by telephone, you do not have to return the proxy card (or voting instruction card).
(3)
By Mail: If you received a printed copy of the proxy materials, complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. Broadridge must receive the proxy card by June 9, 2015, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.
			(4)	In Person at the Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in "street name," meaning they are held for your account by a broker, bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, and you may vote:
			(1)	Over the Internet or by Telephone: You will receive instructions from your broker or other nominee if they permit Internet or telephone voting. You should follow those instructions.

			(2)	By Mail: You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.
(3)
In Person at the Meeting: Contact your broker or other nominee who holds your shares to obtain a broker's proxy and bring it with you to the Annual Meeting. A broker's proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your broker or other nominee issued in your name giving you the right to vote your shares.
If you hold your shares of our common stock in multiple accounts, you should vote your shares as described above for each set of proxy materials you receive.
Q.	Can I change or revoke my vote?	A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Annual Meeting. To do so, you must do one of the following:
(1)
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern time, on June 9, 2015.
			(2)	Sign a new proxy and submit it as instructed above. Only your latest dated proxy, received by Broadridge not later than June 9, 2015, will be counted.
(3)
Attend the Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the Annual Meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a broker's proxy as described in the answer above.
Q.	Will my shares be voted if I do not return my proxy?	A.	If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting.

If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your proxy. Brokers can vote their customers' unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your broker to vote your shares, your broker may, on discretionary matters, either vote your shares or leave your shares unvoted.

The election of directors (Proposal 1) is a non-discretionary matter. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a discretionary matter.

We encourage you to provide voting instructions to your broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions.
Q.	How many shares must be present to hold the Annual Meeting?	A.
The holders of a majority in voting power of the common stock issued, outstanding and entitled to vote at the meeting must be present to hold the Annual Meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as "present" any shares that are voted over the Internet, by telephone, by completing and submitting a proxy or that are represented in person at the meeting. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum at the meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.
Q.	What vote is required to approve each proposal and how are votes counted?	A.
Proposal 1—Election of Three Class II Directors

The three director nominees receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is a non-discretionary matter. If your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any director nominee and will be treated as "broker non-votes." Broker non-votes will have no effect on the voting on Proposal 1. With respect to Proposal 1, you may:
• vote FOR all director nominees;
• vote FOR one or more director nominee(s) and WITHHOLD your vote from the other director nominee(s); or
• WITHHOLD your vote from all director nominees.
Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is a discretionary matter. If your shares are held in street name and you do not vote your shares, your broker or other director nominee may vote your unvoted shares on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Voting to ABSTAIN will have no effect on the voting on Proposal 2.
Q.	Are there other matters to be voted on at the Annual Meeting?	A.
We do not know of any matters that may come before the Annual Meeting other than the election of the three Class II director nominees named in this proxy statement and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.
Q.	Who may attend the Annual Meeting?	A.
All stockholders of record on our books at the close of business on April 20, 2015, the record date for the Annual Meeting, may attend the meeting. To gain admission, record holders will need a valid picture identification or other proof that you are a stockholder of record of our shares as of the record date. If your shares are held in a bank or brokerage account, a recent bank or brokerage statement showing that you owned shares on the record date will be required for admission. To obtain directions to attend the Annual Meeting and vote in person, please contact Investor Relations by sending an email to: irpr@ptcbio.com.
Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of the Annual Meeting.
Q.	What are the costs of soliciting these proxies?	A.
We will bear the cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may solicit proxies without additional compensation. We do not currently plan to hire a proxy solicitor to help us solicit proxies from brokers and other nominees, although we reserve the right to do so. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

CORPORATE GOVERNANCE

        Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted to further this goal. Complete copies of the committee charters and Code of Business Conduct and Ethics described below are available on the Corporate Governance page of the Investors section of our website, www.ptcbio.com. Alternatively, you can request a copy of any of these documents by writing to our Director, Corporate Communications, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080.

Code of Business Conduct and Ethics

        We have adopted a written Code of Business Conduct and Ethics, which is a code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on the Corporate Governance page of the Investors section of our website, www.ptcbio.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ's listing standards concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Corporate Governance Guidelines

        Our Board has adopted Corporate Governance Guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These principles, which provide a framework for the conduct of our Board's business, provide that:

  •
  the principal responsibility of the directors is to oversee our management and to hold our management accountable for the pursuit of our corporate objectives;

  •
  a majority of the members of our Board shall be independent directors;

  •
  the independent directors meet regularly in executive session;

  •
  directors have full and free access to management and, as necessary and appropriate, independent advisors;

  •
  new directors participate in an orientation program and all directors are encouraged to attend director education programs; and

  •
  at least annually, our Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Director Independence

        Our Board has determined that all of our directors and director nominees, other than Dr. Peltz, our Chief Executive Officer, are independent as defined under applicable NASDAQ rules. In making such determination, our Board considered the relationships that each such person has with our company and all other facts and circumstances that our Board deemed relevant in determining independence, including beneficial ownership of our common stock by our non-employee directors. In considering the independence of our directors, our Board considered the association of certain of our directors with the holders of more than 5% of our common stock as well as the effect of each of the transactions described under the heading "Related Person Transactions" below.

Director Nominations

  Process

        Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

        The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Nominating and Corporate Governance Committee and our Board.

  Criteria and Diversity

        In considering whether to recommend any particular candidate for inclusion in our Board's slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria specified in our Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest with us, and ability to act in the interests of stockholders. Our Nominating and Corporate Governance Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for any prospective director nominee.

        Our Board does not have a formal policy with respect to diversity, but our Corporate Governance Guidelines provide that an objective of Board composition is to bring to our company a variety of perspectives and skills derived from high quality business and professional experience. Our Board recognizes its responsibility to ensure that director nominees possess appropriate qualifications and reflect a reasonable diversity of personal and professional experience, skills, backgrounds and perspectives. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and to fulfill its responsibilities to our stockholders.

        The director biographies presented under "Proposal 1—Election of Directors" indicate each director nominee's experience, qualifications, attributes and skills that led our Board to conclude that he should be nominated to serve as a member of our Board. Our Board believes that each of the director nominees has had substantial achievement in his professional and personal pursuits, and possesses the background, talents and experience that our Board desires and that will contribute to the best interests of our company and to long-term stockholder value.

  Stockholder Nominations

        Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials as of the date such recommendation is made, to our Nominating and Corporate Governance Committee, c/o Secretary, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

        Stockholders also have the right under our amended and restated bylaws, or bylaws, to directly nominate director candidates, without any action or recommendation on the part of our Nominating and Corporate Governance Committee or our Board, by following the procedures set forth under "Stockholder Proposals for 2016 Annual Meeting." If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy statement and proxy card for the next annual meeting. Otherwise, candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy statement and proxy card for the next annual meeting.

Board Meetings and Attendance

        Our Board met 11 times during 2014, either in person or by teleconference. During 2014, each of our directors attended at least 75% of the Board meetings and the meetings of the committees on which he then served.

Director Attendance at Annual Meeting of Stockholders

        Our Corporate Governance Guidelines provide that our directors are expected to attend the Annual Meeting. Nine of our directors attended our 2014 annual meeting of stockholders.

Board Leadership Structure

        The positions of Chair of the Board and Chief Executive Officer are separated. Mr. Schmertzler serves as our Chair of the Board and Dr. Peltz serves as our Chief Executive Officer. This leadership structure allows our Chief Executive Officer to focus on our day-to-day business and allows our Chair of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that our Chief Executive Officer must devote to his position, as well as the commitment required by Mr. Schmertzler to serve as our Chair of the Board, particularly as our Board's oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.

        Our bylaws do not require the position of Chair of our Board and Chief Executive Officer to be separate. Our Board believes that its leadership structure demonstrates our commitment to good corporate governance, and is appropriate because it strikes an effective balance between strategy development, independent leadership and management oversight. Our Board believes its leadership structure positively affects its administration of its risk oversight function.

Board Committees

        Our Board has established three standing committees: our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board. Each committee's charter is posted on the Corporate Governance page of the Investors section of our website, www.ptcbio.com.

        Our Board has determined that all of the members of each of its three committees are independent as defined under applicable NASDAQ rules, including, in the case of all members of our Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act and, in the case of all members of our Compensation Committee, the independence requirements contemplated by Rule 10C-1 under the Exchange Act.

  Audit Committee

        The members of our Audit Committee are Messrs. Kranda, Renaud and Southwell. Mr. Kranda is the current chair of our Audit Committee and served in this capacity during 2014. Our Audit Committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

  •
  overseeing our internal audit function;

  •
  overseeing our risk assessment and risk management policies;

  •
  establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

  •
  meeting independently with our internal auditing staff, our independent registered public accounting firm and management;

  •
  reviewing and approving or ratifying any related person transactions; and

  •
  preparing the audit committee report required by Securities and Exchange Commission, or SEC, rules.

        Our Board has determined that Mr. Renaud is an "audit committee financial expert" as defined in applicable SEC rules.

  Compensation Committee

        The members of our Compensation Committee are Messrs. Aldrich, Schmertzler and Southwell. Mr. Southwell chairs our Compensation Committee. Our Compensation Committee's responsibilities include:

  •
  reviewing and approving, or making recommendations to our Board with respect to, the compensation of our Chief Executive Officer and our other executive officers;

  •
  overseeing an evaluation of our senior executives;

  •
  overseeing and administering our cash and equity incentive plans; and

  •
  reviewing and making recommendations to our Board with respect to director compensation.

Compensation Processes and Procedures

        Our Compensation Committee makes all compensation decisions regarding our Chief Executive Officer and each of his direct reports, including salary, annual cash incentive compensation and long-term equity compensation (or, when the Committee deems it appropriate, makes recommendations concerning such matters to our Board). If the Compensation Committee deems it appropriate, it may delegate any of its responsibilities to one or more Compensation Committee members or subcommittees.

        Our Compensation Committee relies on management for legal, tax, compliance, finance and human resource recommendations, data and analysis for the design and administration of the compensation and benefits programs for our executive officers. As a result, our Chief Executive Officer, Chief Financial Officer, Senior Vice President, Human Resources, and Chief Legal Officer & Corporate Secretary generally attend Compensation Committee meetings upon the invitation of the Committee.

        On an annual basis our Chief Executive Officer meets with his direct reports to discuss the company's accomplishments as well as the individual officer's performance and contributions over the year. Based on these discussions and input from others within our company, our Chief Executive Officer, with respect to each executive officer other than himself, prepares an evaluation of the executive as to the level of contribution made to the management and success of our company. In addition, our Chief Executive Officer, with the participation of other members of senior management, prepares information concerning the company's achievements and our performance against corporate goals during the fiscal year.

        The Compensation Committee is presented with this information and the Chief Executive Officer's recommendations with respect to each executive officer, other than himself, as to the appropriateness of salary levels, the amount of annual cash incentive compensation earned, if any, and the long-term equity awards, if any, to be granted. The Chief Executive Officer's recommendations, information concerning the company's performance over the applicable fiscal period, and advice from its independent compensation consultant are all taken into account by the Compensation Committee when it makes a final determination on executive compensation.

        Our Chief Executive Officer's performance and salary, annual cash incentive compensation and long-term equity compensation are discussed by the Compensation Committee in executive session, with advice and participation from the Compensation Committee's independent compensation consultant as requested by the Compensation Committee. Our Chief Executive Officer does not participate in decisions regarding his own compensation.

        The Compensation Committee also establishes, with input from the Chief Executive Officer and other members of the executive team, the corporate goals applicable to our annual cash incentive awards. For 2014, these goals primarily related to financial, operational and strategic items, including regulatory approvals related to our lead product candidate Translarna (ataluren), achievement of pre-commercial and commercial milestones, strengthening our capital structure, including through the completion of a public follow-on offering of our common stock, and advancements in our pre-clinical and clinical pipeline.

Role of Compensation Consultants

        Our Compensation Committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. In 2014, our Compensation Committee engaged Radford, an AON Hewitt Company, as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The Committee also engaged Radford for recommendations and review of non-employee director compensation in 2014.

        Although our Compensation Committee considers the advice and recommendations of Radford as to our executive compensation program, our Compensation Committee ultimately makes their own decisions about these matters. In the future, we expect that our Compensation Committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

        In 2014 and 2015, the Compensation Committee reviewed information regarding the independence and potential conflicts of interest of Radford, taking into account, among other things, the factors set forth in the NASDAQ listing standards. Based on such reviews, the Committee concluded that the engagement of Radford did not raise any conflict of interest. Outside of services provided for the Compensation Committee, the compensation consultant provided nominal additional services to the company in 2014 related to benchmarking data with respect to certain non-executive positions in an effort to ensure that our compensation is competitive so that we can attract, reward, motivate and retain all employees. The total amount paid to Radford in connection with these additional engagements was less than $120,000 in 2014.

  Nominating and Corporate Governance Committee

        The members of our Nominating and Corporate Governance Committee are Drs. Jacobson and Koppel and Mr. Schmertzler. Mr. Schmertzler chairs our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee's responsibilities include:

  •
  identifying individuals qualified to become members of our Board;

  •
  recommending to our Board the persons to be nominated for election as directors and to each of our Board's committees;

  •
  reviewing and making recommendations to our Board with respect to our board leadership structure;

  •
  reviewing and making recommendations to our Board with respect to management succession planning;

  •
  developing and recommending to our Board corporate governance principles; and

  •
  overseeing a periodic evaluation of our Board.

Risk Oversight

        Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Our Board is actively involved in oversight of risks that could affect us.

  Role of Our Board in Management of Risk

        Our Board administers its risk oversight function directly and through its Audit Committee and receives regular reports from members of senior management, including our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer, on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks and has direct access to our Senior Vice President of Quality and Senior Vice President, Global Regulatory Affairs. As part of its charter, our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on our company and the steps we take to manage them. Our Board believes that full and open communication between our management and our Board is essential for effective risk management and oversight.

        In addition, our Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management and risks arising from our compensation policies and programs. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers and corporate governance.

Communicating with our Independent Directors

        Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Chair of the Board and the Chair of our Nominating and Corporate Governance Committee, with the assistance of our Chief Legal Officer and Secretary and Director, Corporate Communications, are primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as they consider appropriate.

        Communications are forwarded to all directors if they relate to important substantive matters. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters that are duplicative communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded or redirected, as appropriate, such as business solicitations, job inquiries or advertisements, mass mailings, new product suggestions, or communications that have no rational relevance to our business or operations. In addition, material that is unduly hostile, threatening or similarly unsuitable will be excluded; however, any communication will be made available to any director upon his request.

        Stockholders who wish to send communications on any topic to our Board should address such communications to the Board of Directors c/o PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080, Attn: Secretary.

Compensation Committee Interlocks and Insider Participation

        Messrs. Aldrich, Schmertzler and Southwell served as the members of our Compensation Committee in 2014.

        None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee. None of the members of our Compensation Committee is, or has ever been, an officer or employee of our company.

Policies and Procedures for Related Person Transactions

        Our Board has adopted a written related person policy, which sets forth our policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our Chief Legal Officer. Our related person policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. Our related person policy also permits the Chair of our Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between Audit Committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our Audit Committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        Our Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of our company receiving payment under the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our certificate of incorporation or our bylaws.

        Our related person policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our Compensation Committee in the manner specified in its charter.

        All of the transactions discussed below under the heading "Related Person Transactions" that occurred during 2014 were reviewed and approved by our Audit Committee or, with respect to compensation matters, our Compensation Committee, in each case in accordance with our policy. With respect to those transactions effected prior to our initial public offering, it was the practice of our Board to consider the nature of and business reason for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests. In addition, all related person transactions required prior approval, or later ratification, by our Board.

Related Person Transactions

        Since January 1, 2014, we have engaged in the following transactions with our directors, executive officers and holders of more than 5% of our voting securities, and affiliates of our directors, executive officers and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable to us as could have been obtained from unrelated third parties.

  Participation in our February 2014 Public Offering

        In our follow-on public offering that we completed in February 2014, certain existing stockholders of ours agreed to purchase an aggregate of 660,551 shares of our common stock and were named in the prospectus for that offering. Each of those purchases was made through the underwriters at the public offering price of $24.50 per share. The following table sets forth the aggregate number of shares of our common stock that these stockholders purchased in this public offering in which the amount involved in the transaction exceeded $120,000:

Name	Shares of common stock (#)
Brookside Capital Partners Fund, L.P.(1)	444,490
Section Six Partners, L.P.(2)	23,000
Celgene European Investment Company LLC(3)	193,061

(1)
Dr. Koppel, a member of our Board, was a Managing Director of Brookside Capital, LLC, the investment advisor to Brookside Capital Partners Fund, L.P. Dr. Koppel disclaims beneficial ownership of the shares held by Brookside Capital Partners Fund, L.P. except to the extent of any pecuniary interest therein.

(2)
Mr. Schmertzler, a member of our Board, is a general and limited partner of, and trustee of certain family trusts holding interests in, Section Six Partners, L.P. Mr. Schmertzler disclaims beneficial ownership of the shares held by Section Six Partners, L.P. except to the extent of any pecuniary interest therein.

(3)
Dr. Zeldis, a member of our Board, is an employee of Celgene Corporation. Celgene European Investment Company LLC is a wholly owned subsidiary of Celgene Corporation. Dr. Zeldis disclaims beneficial ownership of the shares held by Celgene European Investment Company LLC and Celgene Corporation except to the extent of any pecuniary interest therein.

  Placement Agent Fees

        In its capacity as one of several underwriters of the issuance and sale of our common stock, Credit Suisse Securities (USA) LLC received underwriters discounts and commissions pursuant to the terms of an underwriting agreement between us and the underwriters in connection with our follow-on public offerings of our common stock in February 2014 and October 2014. During 2014, subsidiaries of Credit Suisse AG, including Credit Suisse First Boston Equity Partners, L.P. and its affiliates, held in the aggregate greater than five percent of our common stock. Mr. Schmertzler, a member of our Board, is a Managing Director of Aries Advisors, LLC, the sub-advisor to Credit Suisse First Boston Equity Partners, L.P. and affiliates. Mr. Schmertzler disclaims beneficial ownership of the shares held by entities affiliated with Credit Suisse First Boston Equity Partners, L.P. and affiliates except to the extent of any pecuniary interest therein.

  Familial Relationship

        Jane (Zheng) Yang Almstead, the wife of Neil Almstead, our Executive Vice President, Research, Pharmaceutical Operations and Technology, is employed by us as a Senior Manager, BioAnalytical (during 2014, Market Adjustment, Analytical Chemistry); Clarissa Diniz, the sister of Cláudia Hirawat, our former President, is employed by us as Senior Manager, LATAM Operations (during 2014, Portfolio Manager); and Ellen Welch, Ph.D., the domestic partner of Stuart W. Peltz, our Chief Executive Officer, is employed by us as Vice President, Biology (during 2014, Senior Director, Biology). These three employees received cash compensation comprised of base salary and non-equity incentive compensation (paid in fiscal 2015 based on 2014 performance), stock option awards (based on the grant date fair value), and company 401(k) matching contributions for their services to the company during fiscal 2014 of between $152,000 to $345,000. All three individuals participated in the company's benefit programs generally available to U.S. employees during 2014. None of Dr. Peltz, Ms. Hirawat or Dr. Almstead participate in the supervision of or compensation decisions regarding their family members, and we believe that the compensation paid to Ms. Almstead, Ms. Diniz and Dr. Welch is fair and commensurate with what their compensation would be if they had no relationship to an executive officer of the company.

  Registration Rights

        In March 2013, we entered into a second amended and restated investors' rights agreement, which we refer to as the investors' rights agreement, with the holders of our preferred stock prior to the closing of our initial public offering. As of April 20, 2015, holders of a total of 1,894,327 shares of our common stock issued upon conversion of our preferred stock have the right, subject to certain limitations, to require us to register these shares under the Securities Act of 1933, as amended, or Securities Act, and to participate in future registrations of securities by us, under certain circumstances. After registration pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act. If not otherwise exercised, the rights described below will expire three years after the closing of our initial public offering, which occurred on June 25, 2013.

  Indemnification Agreements

        Our restated certificate of incorporation, or certificate of incorporation, provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his or her service as one of our directors and/or executive officers.

 PRINCIPAL STOCKHOLDERS

        The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 20, 2015, except as otherwise indicated in the table below, by each of our directors; each of our named executive officers; all of our directors and executive officers as a group; and each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

        The column entitled "Percentage of shares beneficially owned" is based on a total of 33,848,276 shares of our common stock outstanding as of April 20, 2015.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 20, 2015 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

        Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of PTC Therapeutics Inc., 100 Corporate Court, South Plainfield, New Jersey 07080.

Name of Beneficial Owner	Shares beneficially owned	Percentage of shares beneficially owned
Named executive officers and directors
Stuart W. Peltz, Ph.D.(1)	377,896	1.1%
Cláudia Hirawat(2)	7,016	*
Robert Spiegel, M.D.(3)	73.009	*
Richard Aldrich(4)	23,333	*
Allan Jacobson, Ph.D.(5)	64,430	*
Adam Koppel, M.D., Ph.D.(6)	23,333	*
Michael Kranda(7)	25,937	*
C. Geoffrey McDonough, M.D.(8)	30,000	*
Ronald C. Renaud, Jr.(9)	6,666	*
Michael Schmertzler(10)	2,538,924	7.5%
David P. Southwell(11)	39,318	*
Glenn D. Steele, Jr., M.D., Ph.D.	—	*
Jerome B. Zeldis, M.D., Ph.D.(12)	—	*
All executive officers and directors as a group (15 persons)(13)	3,495,771	10.1%
5% stockholders
BlackRock, Inc. and affiliates(14)	1,895,053	5.6%
FMR LLC(15)	5,040,381	14.9%
Vulcan Ventures Incorporated and affiliates(16)	1,701,731	5.0%
Wellington Management Group LLP(17)	2,333,209	6.9%

*
Less than one percent.

(1)
Consists of 377,896 shares of common stock underlying options that are exercisable as of April 20, 2015 or will become exercisable within 60 days after such date. As of April 20, 2015, Dr. Peltz held an aggregate of 1,074,830 vested and unvested stock options to purchase an equal number of shares of our common stock.

(2)
Ms. Hirawat's service with the company terminated effective January 16, 2015. The amount reported reflects her holdings on April 20, 2015, as reported to the company.

(3)
Consists of (a) 69,770 shares of common stock underlying options that are exercisable as of April 20, 2015 or will become exercisable within 60 days of such date; and (b) 3,239 shares of common stock.

(4)
Consists of 23,333 shares of common stock underlying options that are exercisable as of April 20, 2015 or that will become exercisable within 60 days after such date.

(5)
Consists of (a) 52,582 shares of common stock underlying options that are exercisable as of April 20, 2015 or will become exercisable within 60 days of such date; and (b) 11,848 shares of common stock.

(6)
Consists of 23,333 shares of common stock underlying options that are exercisable as of April 20, 2015 or that will become exercisable within 60 days after such date.

(7)
Consists of (a) 23,695 shares of common stock underlying options that are exercisable as of April 20, 2015 or will become exercisable within 60 days of such date; and (b) 2,242 shares of common stock.

(8)
Consists of 30,000 shares of common stock underlying options that are exercisable as of April 20, 2015 or that will become exercisable within 60 days after such date.

(9)
Consists of 6,666 shares of common stock underlying options that are exercisable as of April 20, 2015 or that will become exercisable within 60 days after such date.

(10)
Consists of (a) 1,130,291 shares of common stock held by Credit Suisse First Boston Equity Partners, L.P. and affiliates; (b) 1,320,369 shares of common stock held by Section Six Partners, L.P.; (c) 61,498 shares of common stock underlying options that are exercisable as of April 20, 2015 or will become exercisable within 60 days after such date; and (d) 26,766 shares of common stock held by Mr. Schmertzler. Mr. Schmertzler disclaims beneficial ownership of the shares held by Credit Suisse First Boston Equity Partners, L.P. and its affiliates and by Section Six Partners, L.P., except in each case to the extent of his pecuniary interest therein.

(11)
Consists of (a) 30,714 shares of common stock underlying options that are exercisable as of April 20, 2015 or will become exercisable within 60 days after such date and (b) 8,604 shares of common stock.

(12)
Dr. Zeldis, a member of our Board, is an employee of Celgene Corporation. An affiliate of Celgene Corporation is one of our stockholders. Dr. Zeldis disclaims beneficial ownership of the shares held by such affiliate.

(13)
Consists of (a) 966,581 shares of common stock underlying options that are exercisable as of April 20, 2015 or will become exercisable with 60 days after such date and (b) 2,529,190 shares of common stock.

(14)
The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022. As of December 31, 2014, consists of 1,895,053 shares of common stock held by BlackRock, Inc. and its affiliates, or Blackrock, of which BlackRock has sole voting power over 1,841,299 shares and sole dispositive power over 1,895,053 shares. The information contained in this footnote and the table above has been included solely in reliance upon, and without independent investigation of, the disclosures by BlackRock, Inc. that are contained in a Schedule 13G filed with the SEC on February 5, 2015.

(15)
The address for FMR LLC is 245 Summer Street, Boston, MA 02110. As of December 31, 2014, consists of 5,040,381 shares of common stock beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies, or, collectively, the FMR Reporters, and Edward C. Johnson 3d and Abigail P. Johnson. Of such shares, 1,807,726 shares are held by Select Biotechnology Portfolio and 1,959,289 shares are held by Fidelity OTC Portfolio, each of which have sole dispositive power over their applicable shares. None of FMR LLC, Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by Fidelity Management & Research Company, or FMR Co., a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co. carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. Through their ownership of voting common shares of FMR LLC and the execution of a shareholders' voting agreement, members of the Johnson family, including Edward C. Johnson 3d, the Chairman of FMR LLC and Abigail P. Johnson the Vice Chairman, Chief Executive Officer and the President of FMR LLC may be deemed, under the Investment Company Act, to form a controlling group with respect to FMR LLC. The information contained in this footnote and the table above has been included solely in reliance upon, and without independent investigation of, the disclosures by the FMR Reporters, Edward C. Johnson 3d, or Abigail P. Johnson that are contained in a Schedule 13G/A filed with the SEC on February 13, 2015.

(16)
The address for Vulcan Ventures Incorporated and affiliates is 505 Fifth Avenue, Suite 900, Seattle, WA 98104. As of December 31, 2014, consists of (a) 797,102 shares held by Vulcan Capital Venture Capital I LLC; (b) 803,067 shares held by VCVC III LLC; and (c) 101,562 shares held by Vulcan Ventures Incorporated. Mr. Kranda, a member of our Board, is a consultant to Vulcan Capital Venture Capital I LLC. Vulcan Capital Venture Capital I LLC, VCVC III LLC, and Vulcan Ventures Incorporated are each controlled by entities owned by Paul Allen. Mr. Allen has sole voting and dispositive power over the aggregate 1,701,731 shares, or the Vulcan Shares, held of record by Vulcan Ventures Incorporated and its affiliates. Mr. Allen is not a holder of record of any of the Vulcan Shares and disclaims beneficial ownership of the shares held by Vulcan Ventures Incorporated and its affiliates, except to the extent of his pecuniary interest therein. Mr. Kranda does not have voting or investment power over the shares held by Vulcan Ventures Incorporated and its affiliates and disclaims beneficial ownership of such shares. The information contained in this footnote and the table above has been included solely in reliance upon, and without independent investigation of, the disclosures by Vulcan Ventures Incorporated and affiliates that are contained in a Schedule 13G/A filed with the SEC on February 17, 2015.

(17)
The address for Wellington Management Group LLP c/o Wellington Management Company LLP, or Wellington, 280 Congress Street, Boston, MA 02210. As of December 31, 2014, all shares reported as beneficially owned are owned by clients of one or more investment advisers directly or indirectly owned by Wellington as an investment adviser. Wellington has shared voting and dispositive power over the shares and its clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities. The information contained in this footnote and the table above has been included solely in reliance upon, and without independent investigation of, the disclosures by Wellington that are contained in a Schedule 13G/A filed with the SEC on February 12, 2015.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes of ownership with the SEC on Forms 3, 4 and 5. The SEC has designated specific deadlines for these reports and we must identify in this proxy statement those persons who did not file these reports when due.

        We believe that, during 2014, our directors, executive officers and beneficial owners of more than 10% of our common stock timely complied with all applicable filing requirements, with the exception of the late filing of a Form 4 by one day due to filing agent technical issues by each of Messrs. Aldrich, Almstead, Kovacs, Kranda, McDonough, Rothera, and Schmertzler, Ms. Hirawat, and Drs. Jacobson and Peltz. The late Forms 4 reported the annual grant of stock options to such individuals. In making these disclosures, we relied solely on a review of copies of such reports filed with the SEC and furnished to us and written representations that no other reports were required.

PROPOSAL 1: ELECTION OF DIRECTORS

Information Regarding Directors and Director Nominees

  Board Composition

        Our certificate of incorporation provides for the classification of our Board into three classes, each having as nearly an equal number of directors as possible. The terms of service of the three classes are staggered so that the term of one class expires each year. At each annual meeting of stockholders, directors are elected for a full term of three years to continue in office or to succeed those directors whose terms are expiring. Our directors hold office until their successors have been elected and qualified, or until the earlier of their resignation or removal.

        Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board; that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes entitled to be cast in an annual election of directors; and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office. Our Board currently consists of ten directors. Effective as of the conclusion of our 2015 Annual Meeting, our Board will consist of nine directors.

        There are no family relationships between or among any of our directors or director nominees. The principal occupation and employment during the past five years of each of our directors and director nominees was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or director nominees and any other person or persons pursuant to which he was or is to be selected as a director or director nominee.

        Two of our current directors whose terms are scheduled to expire at the 2015 Annual Meeting, Michael Kranda and Richard Aldrich, are not standing for re-election. In connection with the conclusion of their service as directors, we expect Messrs. Kranda and Aldrich to deliver letters confirming that their respective service as directors has ceased upon the election of the three director nominees named below at the 2015 Annual Meeting.

  Director Nominees

        At the Annual Meeting, stockholders will be asked to consider the election of Adam Koppel, Michael Schmertzler and Glenn Steele. Dr. Steele is being nominated for election as director for the first time and was originally proposed to us as a director nominee by CTPartners, a third-party search firm engaged by our Nominating and Corporate Governance Committee to identify potential director candidates. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Mr. Schmertzler and Drs. Koppel and Steele for election at the Annual Meeting as Class II directors, each to serve until 2018.

        Each of our director nominees has indicated his willingness to serve on our Board, if elected. If any director nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute director nominee designated by our Board. We do not contemplate that any of our director nominees will be unable to serve if elected.

        Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the election of each of the director nominees identified above to a three-year term ending in 2018, each such director nominee to hold office until his successor has been duly elected and qualified.

        A plurality of the voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each director nominee as a director.

Our Board Recommends that You Vote "FOR" the Election of
Adam Koppel, Michael Schmertzler, and Glenn Steele

  Biographical Information

        The following table and biographical descriptions provide information as of April 20, 2015 relating to each director nominee and each director continuing in office, including his age and period of service as a director of our company; his committee memberships; his business experience during the past five years, including directorships at other public companies; his community activities; and the other experience, qualifications, attributes or skills that led our Board to conclude he should serve as a director of our company.

Class II Director Nominees to be elected at the Annual Meeting (terms expiring in 2015)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Adam Koppel, M.D., Ph.D. Nominating and Corporate Governance Committee	45	Dr. Koppel has served as a member of our Board since March 2013. Since May 2014, Dr. Koppel has served as Senior Vice President and Chief Strategy Officer of Biogen Idec Inc., a biotechnology company. From 2003 to May 2014, Dr. Koppel served as a Managing Director of Brookside Capital, LLC, the public equity affiliate of Bain Capital. Prior to joining Brookside Capital, LLC, he was an Associate Principal with McKinsey & Company where he consulted companies in the pharmaceutical and biotechnology industries. Dr. Koppel received an M.D. and Ph.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from Harvard University. Since 2014, Dr. Koppel has served on the board of directors of Trevana, Inc. We believe that Dr. Koppel is qualified to serve on our Board due to his extensive experience as an investment banking and financial professional and his extensive knowledge of the pharmaceutical and biotechnology industries.

Class II Director Nominees to be elected at the Annual Meeting (terms expiring in 2015) (Continued)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Michael Schmertzler Chair of the Board Compensation Committee Nominating and Corporate Governance Committee	63	Mr. Schmertzler has served as a member of our Board since August 2001, as our Chair of the Board since November 2004 and as a director of our UK subsidiary since 2012. Since 2001, Mr. Schmertzler has served as a Managing Director of Aries Advisors, LLC, the sub-advisor to Credit Suisse First Boston Equity Partners, L.P., a private equity fund, and the Chair of the investment committee. From 1997 to 2001, Mr. Schmertzler was Co-Head of United States and Canadian Private Equity at Credit Suisse First Boston, an investment banking firm. Prior to 1997, Mr. Schmertzler held various management positions with Morgan Stanley and its affiliates, including President of Morgan Stanley Leveraged Capital Funds and head of Morgan Stanley's biotechnology pharmaceuticals group, and was Managing Director and Chief Financial Officer of Lehman Brothers Kuhn Loeb, an investment banking firm. Mr. Schmertzler is currently a director of Lehman Commercial Paper Incorporated, a liquidating post-bankruptcy subsidiary of Lehman Brothers Holdings, Incorporated. From 2008 to 2012, Mr. Schmertzler served as Chief Executive Officer and a director of Kolltan Pharmaceuticals, Inc., a Yale University biotechnology spin-out. Mr. Schmertzler previously served as a director of Cytokinetics, Incorporated, a public biopharmaceutical company and Idenix Pharmaceuticals, Inc. Since 1998, he has been an Adjunct Professor and Lecturer at Yale University. Mr. Schmertzler received a B.A. from Yale College in Molecular Biophysics and Biochemistry, History and City Planning and an M.B.A. from the Harvard Business School. We believe that Mr. Schmertzler is qualified to serve on our Board due to his extensive experience as an investment banking and financial professional, his extensive personal knowledge of our industry and his many years of service as one of our directors.

Class II Director Nominees to be elected at the Annual Meeting (terms expiring in 2015) (Continued)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Glenn D. Steele Jr., M.D., Ph.D.	70

Dr. Steele has served as President and Chief Executive Officer of Geisinger Health System, an integrated health services organization in central and northeastern Pennsylvania, since March 2001. Dr. Steele previously served as the dean of the Biological Sciences Division and the Pritzker School of Medicine and vice president for medical affairs at the University of Chicago, as well as the Richard T. Crane Professor in the Department of Surgery. Prior to that, he was the William V. McDermott Professor of Surgery at Harvard Medical School, president and chief executive officer of Deaconess Professional Practice Group, Boston, MA, and chairman of the department of surgery at New England Deaconess Hospital (Boston, MA). Dr. Steele serves on the boards of director of several public companies, including, CEPHEID, Weis Markets Inc., and Wellcare Health Plans Inc. In addition, Dr. Steele serves on the governing body of several private organizations, including Bucknell University, xG Health Solutions, and Geisinger Health System. We believe that Dr. Steele is qualified to serve on our Board because of his leadership and business experience, extensive experience in the health care industry, and his service on the boards of directors of other public companies.

Class III Directors (terms expiring in 2016)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Allan Jacobson, Ph.D. Nominating and Corporate Governance Committee	69	Dr. Jacobson is a co-founder of our company and has served as a member of our Board since our inception in 1998, and previously served as Chairman of our Board from 1998 to 2004. Since 2000, Dr. Jacobson has served as Chairman of our scientific advisory board. Since 1994, Dr. Jacobson has been the Chairman of the Department of Microbiology and Physiological Systems at the University of Massachusetts Medical School. In 1982, Dr. Jacobson co-founded Applied bioTechnology, Inc., a biotechnology company, and served as its chairman until its sale in 1991. From 1987 to 1990, Dr. Jacobson served as special limited partner at Euclid Partners, a venture capital firm. Dr. Jacobson received a Ph.D. from Brandeis University in 1971, has authored over 100 publications in the field of post-transcriptional control processes and is an elected member of the American Academy of Microbiology. We believe that Dr. Jacobson is qualified to serve on our Board because of his service as one of our directors since our inception, his knowledge of our company and his extensive experience as a founder and leader of new businesses in the life science industry.
C. Geoffrey McDonough, M.D. Director	44

Dr. McDonough has served as a member of our Board since November 2012. Since August 2011, Dr. McDonough has served as President and Chief Executive Officer of Swedish Orphan Biovitrum AB (Sobi), a Swedish pharmaceutical company. Prior to joining Sobi, Dr. McDonough held several senior leadership positions at Genzyme Corporation, a biotechnology company, from 2002 to June 2011, including Senior Vice President and General Manager, Personalized Genetic Health, Senior Vice President, Lysosomal Storage Disease Therapeutics and most recently, as President of Europe, Middle East and Africa. Prior to joining Genzyme, Dr. McDonough co-founded and served as President of Catalyst Medical Solutions, a developer of software for hospital management, and was a practicing internist and pediatrician. Dr. McDonough received a B.A. and a B.Sc. from the University of North Carolina at Chapel Hill and an M.D. from Harvard Medical School. We believe that Dr. McDonough is qualified to serve on our Board because of his extensive executive leadership experience and knowledge of our industry.

Class III Directors (terms expiring in 2016) (Continued)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
David P. Southwell Audit Committee Compensation Committee	54

Mr. Southwell has served as a member of our Board since December 2005. He is currently the President and Chief Executive Officer, and a member of the board of directors, of Inotek Pharmaceuticals, a biotechnology company. From March 2010 to September 2012, Mr. Southwell served as the Executive Vice President and Chief Financial Officer, and from 2008 to 2010 served as a member of the board of directors, of Human Genome Sciences, Inc., a biopharmaceutical company. Prior to joining Human Genome Sciences, he served as Executive Vice President and Chief Financial Officer of Sepracor, Inc., a research-based pharmaceutical company, from June 1994 to March 2008, and as Sepracor's Senior Vice President and Chief Financial Officer, from 1994 to 1995. From August 1988 until 1994, Mr. Southwell was associated with Lehman Brothers Inc., a securities firm, in various positions with the investment banking division. Since 2007, Mr. Southwell has served on the board of directors of THL Credit, Inc., a publicly traded business development company under the Investment Company Act of 1940 and from 2000 to 2010, he served on the board of directors of BioSphere Medical, Inc. Mr. Southwell received a B.A. from Rice University and an M.B.A. from the Tuck School of Business at Dartmouth College. We believe that Mr. Southwell is qualified to serve on our Board because of his extensive executive leadership experience and knowledge of our industry.

Class I Directors (terms expiring in 2017)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Stuart W. Peltz, Ph.D. Chief Executive Officer and Director	55	Dr. Peltz is a co-founder of our company and has served as our Chief Executive Officer and a member of our Board since our inception in 1998. He also serves as a director of PTC Therapeutics International Limited, our international headquarters and indirect wholly-owned subsidiary, and as a director of one of our international subsidiary boards. Dr. Peltz is a recognized scientific leader in RNA biology in the area of post-transcriptional control processes involving mRNA turnover and translation, with more than 30 years of research and over 100 publications in this area. Prior to founding our company, Dr. Peltz was a Professor in the Department of Molecular Genetics & Microbiology at the Robert Wood Johnson Medical School, Rutgers University. Dr. Peltz has received a number of business and scientific awards, including election as a Fellow of the American Academy for the Advancement of Science in 2010, recipient of the Dr. Sol J. Barer Award for Vision Innovation and Leadership in 2014 and recognition as PharmaVoice's 100 Most Inspiring People in 2009. He is a member of the board of directors for the Biotechnology Industry Organization (BIO) and serves on BIO's Emerging Companies Section Governing Board. Dr. Peltz also serves as the Chairman of the BioNJ Board of Trustees. Dr. Peltz received a Ph.D. from the McArdle Laboratory for Cancer Research at the University of Wisconsin. We believe that Dr. Peltz is qualified to serve on our Board because of his extensive executive leadership experience, many years of service as one of our directors and our Chief Executive Officer and extensive knowledge of our company and industry.
Jerome B. Zeldis, M.D., Ph.D. Director	64

Dr. Zeldis has served as a member of our Board since September 2012. Dr. Zeldis currently serves as the Chief Executive Officer of Celgene Global Health and the Chief Medical Officer of Celgene Corporation, a public biopharmaceutical company, where he has been employed since 1997. He previously served as Celgene's Senior Vice President of Clinical Research and Medical Affairs. Previously, Dr. Zeldis served as Assistant Professor of Medicine at Harvard Medical School, Associate Professor of Medicine at University of California, Davis, Clinical Associate Professor of Medicine at Cornell Medical School and Professor of Clinical Medicine at the Robert Wood Johnson Medical School. Dr. Zeldis received an A.B. and M.S. from Brown University and a M.Phil., M.D. and Ph.D. in Molecular Biophysics and Biochemistry (immunochemistry) from Yale University. Dr. Zeldis has served on the board of directors of Soligenix, Inc., a public biopharmaceutical company, since June 2011, on the board of directors of Alliqua, Inc., a public biomedical company, since May 2012, and founded and serves as the chairman of Trek Therapeutics, a biomedical company, since November 2014. We believe that Dr. Zeldis is qualified to serve on our Board because of his extensive executive leadership experience and knowledge of our industry.

Class I Directors (terms expiring in 2017) (Continued)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Ronald C. Renaud, Jr. Audit Committee	46	Mr. Renaud has served as a member of our Board since June 2014. Since December 2014 he has served as the Chief Executive Officer of RaNA Therapeutics, Inc., a biotechnology company. Previously Mr. Renaud served as the president and chief executive officer of Idenix Pharmaceuticals, Inc., a public biopharmaceutical company, from October 2010 until its acquisition by Merck in August 2014. Mr. Renaud served as Idenix's chief financial officer from June 2007 to October 2010 and chief business officer from June 2010 to October 2010. Prior to joining Idenix, Mr. Renaud served as senior vice president and chief financial officer of Keryx Biopharmaceuticals, Inc., a biopharmaceutical company, from February 2006 to May 2007. He was a senior research analyst and global sector coordinator for JP Morgan Securities from May 2004 until February 2006, where he was responsible for the biotechnology equity research effort, covering all ranges of capitalized biotechnology companies. He also spent more than five years at Amgen, where he held positions in clinical research, investor relations and finance. Mr. Renaud holds a B.A. from St. Anselm College and an M.B.A. from the Marshall School of Business at the University of Southern California. Mr. Renaud serves on the boards of Chimerix, Inc. and Akebia Therapeutics since 2014. We believe that Mr. Renaud is qualified to serve on our Board because of his leadership and finance experience at public and private biotechnology companies, his investment banking background and his deep knowledge of the life sciences industry.

PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, to audit our books, records and accounts for the fiscal year ended December 31, 2015. This appointment is being presented to the stockholders for ratification at the Annual Meeting.

        Ernst & Young LLP has been our independent registered public accounting firm since the fiscal year ended December 31, 2012. Ernst & Young LLP has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement on the firm's behalf if they so desire. The representatives also will be available to respond to appropriate questions.

        Our Audit Committee is solely responsible for selecting our independent registered public accounting firm for 2015. Although we are not required to submit the appointment to a vote of the stockholders, our Board believes that it is appropriate as a matter of good corporate governance to request that the stockholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

        If the stockholders do not ratify the appointment, our Audit Committee will investigate the reasons for stockholder rejection and may reconsider its appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015 and may appoint another independent registered public accounting firm. Even if the appointment is ratified, our Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.

        A majority of the voting power of the shares of common stock cast on this matter is required to approve this proposal. Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the ratification of Ernst & Young LLP.

        Our Board Recommends that You Vote "FOR" the Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015.

Fees Paid to Independent Registered Public Accounting Firm

        The following table sets forth the fees that we paid to Ernst & Young LLP during fiscal 2013 and 2014:

Nature of Service	2014 Fees	2013 Fees
Audit Fees(1)	$649,542	$694,196
Audit Related Fees	$—	$—
Tax Fees(2)	$166,296	$30,000
All Other Fees	$—	$—

Total:	$815,838	$724,196

(1)
"Audit Fees" represent fees for the respective fiscal year for professional services for the audit of our annual financial statements, the review of financial statements included in our quarterly financial statements, and audit services provided in connection with other statutory or regulatory requirements including services rendered relating to our registration statement filings with the SEC and related public offerings of our common stock.

(2)
"Tax Fees" is comprised of income tax planning and compliance matters in 2013 and 2014 and also includes assistance with international VAT matters in 2014.

        Our Audit Committee determined that the provision of the non-audit services by Ernst & Young LLP described above is compatible with maintaining Ernst & Young LLP's independence.

Audit Committee Pre-Approval Policy and Procedures

        Our Audit Committee as a whole, or through its Chair, pre-approves all audit and non-audit services (including fees) to be provided by the independent registered public accounting firm. Our Audit Committee has delegated to the Chair of our Audit Committee the authority to pre-approve non-audit services not prohibited by law to be performed by Ernst & Young LLP and associated fees, provided that the Chair of our Audit Committee reports any decisions to pre-approve such services and fees to the full Audit Committee at its next regular meeting. All services provided by Ernst & Young LLP during 2014 and 2013 were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee has reviewed and discussed the audited financial statements of PTC Therapeutics, Inc. for the fiscal year ended December 31, 2014 with management.

        The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, as modified or supplemented (communication with audit committees), as adopted by the Public Company Accounting Oversight Board.

        The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the Audit Committee concerning independence, and has discussed Ernst & Young LLP's independence from us with Ernst & Young LLP.

        Based on the review and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2014 be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

By the Audit Committee of the Board of Directors of PTC Therapeutics, Inc.
Michael Kranda, Chair Ronald C. Renaud David P. Southwell

EXECUTIVE OFFICERS

        The following table and biographical descriptions provide information as of April 20, 2015 relating to each of our executive officers, other than Dr. Peltz, who also serves as a director of the company. Dr. Peltz's biographical information is presented above in this proxy statement under the heading "Proposal 1—Election of Directors—Biographical Information."

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Neil Almstead, Ph.D. Executive Vice President,Research, PharmaceuticalOperations & Technology	48	Dr. Almstead has served as our Executive Vice President, Research, Pharmaceutical Operations and Technology since January 2015. Dr. Almstead has been employed with PTC since 2000. He served as our Senior Vice President, Research and CMC from July 2008 to December 2014 and Senior Vice President, Chemistry and CMC from January 2007 to June 2008. Prior to joining PTC, Dr. Almstead served as Project Manager at Procter & Gamble Company, a publicly traded consumer products company. Dr. Almstead has co-authored more than 75 publications and patents pertaining to the design and synthesis of lead candidate compounds for genetic disorders, oncology and inflammatory diseases. Dr. Almstead received a B.S. from Clarkson University and a Ph.D. in Organic Chemistry from the University of Illinois at Urbana-Champaign.
Mark E. Boulding Executive Vice President andChief Legal Officer	54

Mr. Boulding has served as our Executive Vice President and Chief Legal Officer since March 2012, and previously served as our Senior Vice President and General Counsel from April 2002 to February 2012. He also serves as co-secretary of two subsidiaries of PTC. Prior to joining us, Mr. Boulding served as General Counsel, Executive Vice President and Secretary of MedicaLogic/Medscape, Inc., a provider of digital health records software and healthcare information, from May 2000 to April 2002. From June 1999 to May 2000, Mr. Boulding served as the General Counsel, Vice President and Secretary of Medscape, Inc., a provider of online health information and education. Mr. Boulding previously was a partner in two Washington, D.C.-based law firms. Mr. Boulding received a J.D. from the University of Michigan and a B.A. from Yale College.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Shane Kovacs Executive Vice President,Chief Financial Officer andHead of Corporate Development	41

Mr. Kovacs has served as our Executive Vice President, Chief Financial Officer and since June 2013 and has also served as our Head of Corporate Development since January 2015. He also serves as a director of PTC Therapeutics International Limited, our international headquarters and indirect wholly-owned subsidiary, and as an officer and director of many of our international subsidiary boards. Prior to joining us, Mr. Kovacs served in positions of increasing responsibility at Credit Suisse, an investment banking firm, from March 2004 to May 2013, including most recently as a Managing Director. From July 2002 to March 2004, Mr. Kovacs served as an associate at National Bank Financial, a diversified financial services firm. Mr. Kovacs received a B.Eng. and a B.S. in Chemical Engineering and Life Sciences from Queen's University and an M.B.A. from the University of Western Ontario. Mr. Kovacs is a Chartered Financial Analyst.

Mark A. Rothera Chief Commercial Officer	52

Mr. Rothera has served as our Chief Commercial Officer since April 2013. Prior to joining us, Mr. Rothera served as Global President of Aegerion Pharmaceuticals Inc., a biopharmaceutical company, from April 2012 to January 2013. From January 2006 to March 2012, he served as Vice President and General Manager for the commercial operations of Shire Human Genetic Therapies, Inc. in Europe, the Middle East & Africa. Prior to joining Shire, Mr. Rothera held various global strategic and operational marketing and sales roles with French and UK operations of Glaxo Wellcome. Mr. Rothera received an M.A. in Natural Science from Cambridge University, an M.B.A. from the European Institute for Business Administration and a Diploma in Company Direction from Institute of Directors, UK.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Robert J. Spiegel, M.D. Chief Medical Officer	65

Dr. Spiegel has served as our Chief Medical Officer on a full-time basis since January 2014 and served as our Chief Medical Officer on a part-time consulting basis from February 2011 to January 2014, via his consulting business. Prior to joining PTC, Dr. Spiegel held several senior leadership positions at Schering-Plough Corporation, a pharmaceutical company, from 1983 to November 2009, including Director, Clinical Research, Vice President of Clinical Research, Senior Vice President of Worldwide Clinical Research and, most recently, as Chief Medical Officer. He has been an Associate Professor at Weill Cornell Medical College since 2012 and has been an Advisor at Warburg Pincus since 2010. Dr. Spiegel has served on the board of directors of Geron Corporation, a publicly traded biopharmaceuticals company, since May 2010 and Sucampo Pharmaceuticals, Inc., a publicly traded biopharmaceuticals company, since January 2015 and previously served on the boards of directors of Capstone Therapeutics Corp., a publicly traded biotechnology company, from May 2010 to January 2012, and Talon Therapeutics, a publicly traded biopharmaceutical company, from July 2010 until its acquisition by Spectrum Pharmaceuticals in July 2013. Dr. Spiegel received a B.A. from Yale University and an M.D. from the University of Pennsylvania.

        There are no family relationships between or among any of our executive officers. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

EXECUTIVE COMPENSATION

        This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers in 2014 and 2013. Our "named executive officers" for 2014 are Stuart W. Peltz, our Chief Executive Officer, Robert Spiegel, our Chief Medical Officer and Cláudia Hirawat, who served as our President until January 16, 2015. This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative that follow.

Summary Compensation Table

        The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during 2014 and 2013:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(7)		Option awards ($)(7)		Non-equity incentive plan compensation ($)(8)	All other compensation ($)(9)	Total ($)
Stuart W. Peltz, Ph.D.(1)	2014	495,000	—	—		4,056,000		445,500	5,348	5,001,848
Chief Executive Officer	2013	460,753	—	1,999,424		5,206,632		290,000	7,453	7,964,262
Cláudia Hirawat(2)	2014	353,600	—	1,211,856	(3)	4,519,995	(4)	141,440	5,148	6,232,039
Former President	2013	316,209	—	530,104		1,147,572		195,840	3,146	2,192,871
Robert Spiegel(5)	2014	329,340	—	—		3,816,000	(6)	231,000	35,005	$4,411,345
Chief Medical Officer

(1)
Dr. Peltz also serves a member of our Board but does not receive any additional compensation for his service as a director.

(2)
After many years of dedicated service, our former President, Cláudia Hirawat informed the company during 2014 of her plans to step down from that role. Ms. Hirawat and the company entered into a Separation and General Release Agreement, or Separation Agreement, on December 16, 2014, pursuant to which Ms. Hirawat's service with the company terminated effective as of January 16, 2015. Ms. Hirawat agreed to a general release of claims against the company and standard confidentiality, non-competition, and non-solicitation provisions under the Separation Agreement.

(3)
Reflects the incremental fair value of the modification, computed in accordance with ASC Topic 718 as of the date of modification, to 25,028 shares of restricted stock to provide for accelerated vesting on the date of Ms. Hirawat's separation as provided under the Separation Agreement.

(4)
Of this amount, Ms. Hirawat forfeited $1,622,400 attributable to her annual stock option award granted in 2014 as provided under the Separation Agreement. The remainder reflects the incremental fair value of the modification, computed in accordance with ASC Topic 718 as of the date of modification, to options representing 77,084 shares of underlying common stock to provide for accelerated vesting on the date of Ms. Hirawat's separation as provided under the Separation Agreement.

(5)
Dr. Spiegel commenced employment with the company effective January 23, 2014. The amount reflected in the table reflects his pro-rated salary and non-equity incentive plan compensation.

(6)
Dr. Spiegel was awarded a special, one-time inducement grant of 150,000 non-qualified stock options in connection with his acceptance of employment as the company's Chief Medical Officer.

(7)
The amounts reported in the "Stock awards" column and the "Option awards" column reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification, or ASC, Topic 718. See Notes 2 and 9 to our audited financial statements for the fiscal year ended December 31, 2014, included in our 2014 Form 10-K for information regarding assumptions underlying the valuation of equity awards.

(8)
Represents cash awards earned by our named executive officers under our annual cash incentive program.

(9)
The amounts reported in the "All other compensation" column in 2014 reflects, for each named executive officer, the company 401(k) plan matching contribution and, with respect to Dr. Spiegel, the dollar value of legal fees payable in connection with the negotiation of his employment agreement with the company and consultant fees related to services prior to his commencement of employment with us.

Narrative Disclosure to Summary Compensation Table

          Base salary.    Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In 2014, we paid base salaries of $495,000 to Dr. Peltz, $353,600 to Ms. Hirawat, and $350,000 to Dr. Spiegel (on a pro-rated basis) and in 2013, we paid base salaries of $460,753 to Dr. Peltz and $316,209 to Ms. Hirawat.

          Equity awards.    Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them. Since our initial public offering, we have granted incentive stock option awards on an annual basis to our eligible salaried employees.

          In 2014, based upon our overall performance, we granted 200,000 stock options to Dr. Peltz. Ms. Hirawat's 2014 equity award of 80,000 stock options was forfeited in connection with her separation from service with the company. Dr. Spiegel received a one-time special inducement grant of 150,000 stock options in connection with his acceptance of the position of Chief Medical Officer of the company. In 2013, prior to our initial public offering, we granted restricted stock awards with respect to 188,803 shares to Dr. Peltz and 50,057 shares to Ms. Hirawat and stock option awards with respect to 571,000 shares to Dr. Peltz and 135,000 shares to Ms. Hirawat.

          Annual cash incentive awards.    Each of our executive officers is eligible to receive an annual cash incentive award, which is based on the percentage achievement of all corporate, individual and functional performance objectives in aggregate and calculated as a percentage of the executive's annual base salary. Our Compensation Committee determines the achievement of performance objectives, the percentage of base salary used as each named executive officer's target award and the final cash award earned by each executive. Dr. Peltz's target annual cash incentive award is 50% of his annual base salary and the target annual cash incentive award for each of our other executive officers is 40% of his annual base salary.

          401(k) Retirement Plan.    We maintain a 401(k) retirement plan that is intended to be a tax qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $17,500 in 2014, and have the amount of the reduction contributed to the 401(k) plan. During 2014, we provided a 33% matching contribution for up to the first 6% of each contributing employee's base salary contributions.

Outstanding Equity Awards at December 31, 2014

          The following table sets forth information regarding outstanding stock options and restricted stock awards held by our named executive officers as of December 31, 2014:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($/share)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Stuart W. Peltz, Ph.D.	144	—		226.80	5/25/2015
Chief Executive Officer	136	—		392.40	3/1/2016
	322	—		626.40	4/18/2017
	708	—		735.60	1/25/2018
	293	—		735.60	4/1/2018
	583	—		451.20	5/15/2019
	583	—		1,149.60	2/2/2020
	611	34	(1)	490.80	4/27/2021
	286	130	(2)	218.40	1/10/2022
						94,401	(6)	4,887,140
	85,500	85,500	(3)	10.85	5/15/2023
	158,332	241,668	(4)	10.85	5/15/2023
	—	200,000	(5)	27.05	1/27/2024
Cláudia Hirawat(7)	106	—		226.80	5/24/2015
Former President	136	—		392.40	3/1/2016
	249	—		626.40	4/18/2017
	166	—		735.60	1/25/2018
	195	—		735.60	4/1/2018
	233	—		451.20	5/15/2019
	200	—		1,149.60	2/2/2020
	218	15	(1)	490.80	4/27/2021
	143	48	(2)	218.40	1/10/2022
						25,028	(9)	849,467
	5,000	15,000	(8)	10.85	5/15/2023
	45,520	69,480	(8)	10.85	5/15/2023
Robert Spiegel, M.D.(10)	500	—		490.80	4/27/2021
Chief Medical Officer						2,727	(12)	141,177
	6,568	18,432	(4)	10.85	5/15/2023
	—	150,000	(11)	33.91	2/26/2024

(1)
This option vests over four years, with 25% of the shares underlying the option vested on January 1, 2012 and 6.25% of the shares underlying the option vesting quarterly thereafter beginning on April 1, 2012.

(2)
This option vests over four years, with 25% of the shares underlying the option vested on January 1, 2013 and 6.25% of the shares underlying the option vesting quarterly thereafter beginning on April 1, 2013.

(3)
This option vests over four years, with 25% of the shares underlying the option vested on December 31, 2013 and 2.083% of the shares underlying the option vesting monthly thereafter beginning on January 31, 2014.

(4)
This option vests over four years, with 25% of the shares underlying the option vesting on May 15, 2014 and 2.083% of the shares underlying the option vesting monthly thereafter beginning on June 15, 2014.

(5)
This option vests over four years, with 25% of the shares underlying the option vesting on January 1, 2015, and an additional 6.25% of the shares underlying the option vesting at the end of each successive three-month period thereafter, beginning on April 1, 2015.

(6)
This restricted stock award vested over two years, with 25% of the shares previously vested on each of March 7, 2014 and March 22, 2014, 25% of the shares vested on March 7, 2015, and 25% of the shares vested on March 22, 2015.

(7)
Ms. Hirawat's service with the company terminated effective as of January 16, 2015. Pursuant to the terms of her Separation Agreement with the company, Ms. Hirawat forfeited 80,000 stock options awarded to her on January 27, 2014, effective December 31, 2014. As a result, this award is not reported in the table.

(8)
Pursuant to the terms of her Separation Agreement with the company, all unvested options under this award were vested on an accelerated basis effective January 16, 2015. The expiration date of the options is January 15, 2016.

(9)
Half of the shares in this restricted stock award previously vested on March 21, 2014. The remaining 50% of the shares vested on an accelerated basis on January 16, 2015, pursuant to the terms of the Separation Agreement with the company.

(10)
All equity awards reported for Dr. Spiegel, other than with respect to the award discussed in footnote 11, were granted to him in his capacity as a part-time consultant to the company in years prior to 2014.

(11)
This option vests over four years, with 25% of the shares underlying the option vested on January 23, 2015, and an additional 6.25% of the shares underlying the option vesting at the end of each successive three-month period thereafter, beginning on April 23, 2015.

(12)
This restricted stock award vested over two years, with 50% of the shares previously vested on March 13, 2014 and the remaining 50% of the shares vested on March 13, 2015.

  Stock Option Awards in Fiscal 2015

        On January 2, 2015, our Board granted stock options to our executive officers, including our continuing named executive officers, pursuant to our 2013 long term incentive plan, or the 2013 long term incentive plan, as follows:

Name	Option award (#)	Exercise price per share ($)
Stuart W. Peltz, Ph.D.(1)	300,000	$51.00
Robert Spiegel, M.D.(2)	10,000	$51.00

(1)
These options vest over four years, with 25% of the shares underlying such options vesting on January 1, 2016 and 6.25% of the shares vesting at the end of each successive three-month period thereafter beginning on April 1, 2016.

(2)
These options vest on January 2, 2016.

Additional Narrative Disclosure

  Employment Agreements with Executive Officers

        Each of our executive officers has an employment agreement with us which provides that their employment will continue until either we or the executive officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibit our executive officers from disclosing confidential information and competing with us during the term of their employment and for a specified time thereafter and contain non-solicitation provisions.

        Under the terms of their respective employment agreements, each of our executive officers is entitled to receive an annual base salary, subject to annual review and increase (but not decrease) and, subject to the discretion of our Board, participate in our annual cash incentive program. Each executive officer is also entitled to participate in any employee benefit plans that the company makes available to its senior executives (including group life, medical, dental and other insurance, retirement, profit-sharing and similar plans).

        Upon execution and effectiveness of a release of claims, each of our executive officers will be entitled to severance payments if his or her employment is terminated under specified circumstances.

Potential payments upon termination or change in control

        Dr. Peltz.    If we terminate Dr. Peltz's employment without cause or if Dr. Peltz terminates his employment with us for good reason, each as defined in his employment agreement, absent a change in control, or "corporate change", as defined in his employment agreement, we are obligated to: pay Dr. Peltz a lump sum amount equal to his base salary for 18 months; accelerate 25% of Dr. Peltz's outstanding unvested equity awards granted on or prior to May 15, 2013 other than the restricted stock awards granted in March 2013, which unvested restricted stock awards will accelerate in full; extend the exercise period of certain of Dr. Peltz's option awards, subject to specified limitations; and, to the extent allowed by applicable law and the applicable plan documents, continue to provide Dr. Peltz and certain of his dependents with group health insurance for a period of up to 18 months.

        If we terminate Dr. Peltz's employment without cause or if Dr. Peltz terminates his employment with us for good reason, in each case within six months prior to or 18 months following a corporate change, we are obligated to: pay Dr. Peltz a lump sum amount equal to his base salary for 24 months; accelerate in full the vesting of all of Dr. Peltz's outstanding equity awards; extend the exercise period of certain of Dr. Peltz's option awards, subject to specified limitations; pay Dr. Peltz his target annual bonus for the year in which he is terminated; and, to the extent allowed by applicable law and the applicable plan documents, continue to provide Dr. Peltz and certain of his dependents with group health insurance for a period of up to 24 months.

        If under any circumstances we terminate Dr. Peltz's employment without cause or if Dr. Peltz terminates his employment with us for good reason, we are obligated to: engage Dr. Peltz as a consultant for up to 24 months, at his per-diem base salary rate immediately before termination of his employment plus reimbursement of reasonable out-of-pocket expenses, in order to transition Dr. Peltz's responsibilities as our Chief Executive Officer to his successor; and, subject to specified limitations, permit Dr. Peltz to continue to purchase coverage under our group health insurance plan following the expiration of any benefits continuation provided by us as described above until such time as he is eligible for Medicare.

        In the event of a corporate change, regardless of whether Dr. Peltz's employment with us is terminated, we are obligated to accelerate 50% of Dr. Peltz's outstanding unvested option awards granted in May 2013 and 100% of Dr. Peltz's unvested restricted stock awards granted in March 2013.

        Other executive officers.    For our executive officers other than Dr. Peltz, if we terminate an executive officer's employment without cause or if an executive officer terminates his or her employment with us for good reason, each as defined in such executive officer's employment agreement, in each case absent a change in control, or "corporate change", as defined in the employment agreements, we are obligated to: pay such executive officer's base salary for a period of 12 months; to the extent allowed by applicable law and the applicable plan documents, continue to provide to such executive officer and certain of his or her dependents with group health insurance for a period of up to 12 months; and, upon a termination without cause only, accelerate in full the vesting of each executive officer's outstanding unvested restricted stock awards granted in March 2013.

        If we terminate any such executive officer's employment without cause or if such executive officer terminates his or her employment with us for good reason, in each case within three months prior to or 12 months following a corporate change, we are obligated to: pay such executive officer a lump sum amount equal to his or her base salary for 12 months; to the extent allowed by applicable law and the applicable plan documents, continue to provide to such executive officer and certain of his or her dependents with group health insurance for a period of up to 12 months; accelerate in full the vesting of all outstanding equity awards held by such executive officer; and pay each such executive officer his or her target annual bonus for the year in which he is terminated.

        In the event of a corporate change, regardless of whether any executive officer's employment with us is terminated, we are obligated to accelerate 50% of each such executive officer's outstanding unvested option awards granted in May 2013 and 100% of each executive officer's outstanding unvested restricted stock awards granted in March 2013.

        Indemnification.    In addition, we have agreed to indemnify Dr. Peltz and each of our other executive officers in any action or proceeding arising out of his service to us, unless he initiates such action or proceeding. These indemnification obligations may require us, among other things, to indemnify such executive for certain expenses, including attorneys' fees, that are incurred by him or her, and to advance to the executive such expenses upon request.

        Taxation.    To the extent that any severance or other compensation payment to any of our executive officers pursuant to an employment agreement or any other agreement constitutes an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, then such executive officer will receive the full amount of such severance and other payments, or a reduced amount intended to avoid the application of Sections 280G and 4999, whichever provides the executive with the highest amount on an after-tax basis.

        Separation Agreement with Cláudia Hirawat.    After many years of dedicated service, our former President, Cláudia Hirawat informed the company during 2014 of her plans to step down from that role. Ms. Hirawat and the company entered into a Separation and General Release Agreement, or Separation Agreement, on December 16, 2014, pursuant to which Ms. Hirawat's employment with the company terminated, effective as of January 16, 2015. Under the terms of the Separation Agreement, Ms. Hirawat was entitled to receive her target bonus for 2014 of $141,440 and, upon her separation date, accelerated vesting of 25,028 shares of restricted stock and 77,084 stock options, which remain exercisable until January 2016. Pursuant to the Separation Agreement, Ms. Hirawat agreed to a general release of claims against the company, standard confidentiality, non-competition, and non-solicitation provisions, and to forfeit, as of December 31, 2014, her stock option award granted in January 2014.

  Rule 10b5-1 Sales Plans

        Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

EQUITY COMPENSATION PLAN INFORMATION

        The four equity incentive plans discussed in this section are the 1998 employee, director and consultant stock option plan, as amended and restated, or the 1998 plan, the 2009 equity and long term incentive plan, as amended, or the 2009 plan, the 2013 stock incentive plan, and the 2013 long-term incentive plan.

        Since the closing of our initial public offering in June 2013, we have granted awards to eligible participants under our 2013 long-term incentive plan. In addition, from time to time, the Compensation Committee grants inducement equity awards to individuals that were not previously our employees, as an inducement material to the individual's entry into employment with us within the meaning of NASDAQ Listing Rules.

        Prior to the closing of our initial public offering in June 2013, we granted awards to eligible participants under the 1998 plan, the 2009 plan and the 2013 stock incentive plan. Awards granted under these plans prior to our initial public offering remain outstanding under the applicable plan. Any shares of common stock subject to awards under the 2013 stock incentive plan or 2009 plan that expire, terminate or are otherwise surrendered, canceled, forfeited or without having been fully exercised or resulting in any common stock being issued will be available for grant under the 2013 long-term incentive plan up to a specified number of shares.

        The following table sets forth information as of December 31, 2014 with respect to compensation plans under which shares of our common stock are authorized for issuance:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (c)
Equity compensation plans approved by security holders	2,843,572		$22.48	255,463	(1)
Equity compensation plans not approved by security holders	589,400	(2)	$37.13	n/a	(2)
Total	3,432,972		$25.00	255,463

(1)
Reflects the total number of shares of our common stock available for issuance under the 2013 long term incentive plan as of December 31, 2014. Immediately prior to our initial public offering, all shares remaining available for future issuance under the 2009 plan and the 2013 stock incentive plan became available for future issuance under the 2013 long term incentive plan. In August 2008, the 1998 plan expired and since then no further grants of stock options have been made under this plan. All shares available to grant under the 1998 plan automatically transferred to the 2009 plan at that time. Our 2013 long term incentive plan contains an "evergreen" provision, which allows for an annual increase in the number of shares of our common stock available for issuance under the plan on the first day of each fiscal year. The annual increase in the number of shares is equal to the lowest of: (i) 2,500,000 shares of our common stock; (ii) 4% of the number of shares of our common stock outstanding on the first day of the fiscal year; and an amount determined by our

  Board. On January 1, 2015, 1,345,032 shares of our common stock were added to the 2013 long term incentive plan pursuant to this provision.

(2)
Represents option awards granted to individuals that were not previously our employees, as an inducement material to the individual's entry into employment. Each such grant was approved by the company's Compensation Committee and disclosed in a press release. Under applicable NASDAQ Listing Rules, inducement grants are not subject to security holder approval. The terms of each inducement grant are materially consistent with the terms of awards made under our 2013 long term incentive plan. Due to employee separations during 2014, an additional 5,900 stock options awarded as inducement grants in 2014 were forfeited and are not reported in the table above.

2013 Long Term Incentive Plan

        In May 2013, our Board adopted, and our stockholders subsequently approved, the 2013 long term incentive plan, which became effective immediately prior to the closing of our initial public offering in June 2013. The 2013 long term incentive plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards and other stock-based awards.

        Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2013 long term incentive plan. However, incentive stock options may only be granted to our employees.

        Pursuant to the terms of the 2013 long term incentive plan, our Board has delegated the administration of the plan to our Compensation Committee. Subject to any limitations in the plan, the Compensation Committee selects the recipients of awards and determines:

  •
  the number of shares of our common stock covered by options and the dates upon which the options become exercisable;

  •
  the type of options to be granted;

  •
  the duration of options, which may not be in excess of ten years;

  •
  the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and

  •
  the number of shares of our common stock subject to and the terms of any stock appreciation rights, restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

        In accordance with the terms of the 2013 long term incentive plan, the Compensation Committee has delegated limited authority to our Chief Executive Officer to grant stock options to certain non-executive employees. Our Compensation Committee has fixed the terms of the awards to be granted by such executive officer, including the exercise price of such awards, and the maximum number of shares that may be granted.

        Upon a merger or other reorganization event, our Board may, in its sole discretion, take any one or more of the following actions pursuant to the 2013 long term incentive plan as to some or all outstanding awards other than restricted stock:

  •
  provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation (or an affiliate thereof);

  •
  upon written notice to a participant, provide that all of the participant's unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant, to the extent exercisable, within a specified period;

  •
  provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;

  •
  in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

  •
  provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price and any applicable tax withholdings).

        Our Board does not need to take the same action with respect to all awards and may take different actions with respect to portions of the same award.

        Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding restricted stock awards will continue for the benefit of the successor company and will, unless our Board may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event; provided that our Board may provide for the termination or deemed satisfaction of the repurchase or other rights under the agreement evidencing the restricted stock award or any other agreement between us and the holder of the award. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding restricted stock award will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted stock award or in any other agreement between us and the holder of the award.

        At any time, our Board may, in its sole discretion, provide that any award under the 2013 long term incentive plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part.

        No award may be granted under the 2013 long term incentive plan on or after June 3, 2023. Our Board may amend, suspend or terminate the 2013 long term incentive plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

 2014 DIRECTOR COMPENSATION

        The following table sets forth information regarding compensation awarded to, earned by or paid to our directors, other than Dr. Peltz, during 2014:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	All other compensation ($)		Total ($)
Michael Schmertzler	46,000	—	384,824	—		430,824
Richard Aldrich	40,000	—	192,412	—		232,412
Axel Bolte(*)	—	—	0	—		0
Allan Jacobson, Ph.D.	38,000	—	192,412	90,000	(2)	320,412
Adam Koppel, M.D., Ph.D.	38,000	—	192,412	—		230,412
Michael Kranda	51,000	—	192,412	—		243,412
C. Geoffrey McDonough, M.D.	35,000	—	192,412	—		227,412
Ronald C. Renaud(*)	32,250	—	377,764	—		410,014
David Southwell	53,000	—	192,412	—		245,412
Jerome Zeldis, M.D., Ph.D.	26,250	—	363,174	—		389,424

(*)
Mr. Bolte ceased his service as a director on June 10, 2014. Mr. Renaud commenced his service as a director on June 10, 2014.

(1)
The amounts reported in this column represent the aggregate grant date fair value of the options granted to our non-employee directors during 2014 computed in accordance with ASC 718. See Notes 2 and 9 to our audited financial statements for the fiscal year ended December 31, 2014, included in our 2014 Form 10-K. for information regarding assumptions underlying the valuation of equity awards.

As of December 31, 2014, certain of our non-employee directors held outstanding restricted stock awards under which the following number of shares of the company's common stock were issuable: Mr. Schmertzler—13,383; Dr. Jacobson—19,040; Mr. Kranda—2,964; Mr. McDonough—454; and Mr. Southwell—6,619.

At December 31, 2014, the aggregate number of shares of our common stock subject to each non-employee director's outstanding option awards were as follows: Mr. Schmertzler—81,498; Mr. Aldrich—30,000; Dr. Jacobson—73,582; Dr. Koppel—30,000; Mr. Kranda—30,362; Mr. McDonough—40,000; Mr. Renaud—20,000; Mr. Southwell—40,714; and Dr. Zeldis—20,000.

(2)
Represents consulting fees received by Dr. Jacobson in connection with his service as chair of our scientific advisory board.

Narrative to 2014 Director Compensation Table

        During 2014, our non-employee directors were compensated for their service as directors, including as members of the various committees of our Board, as follows:

  •
  an annual retainer for board service of $35,000;

  •
  an annual option grant to purchase 10,000 shares of our common stock, which option vests in full on the first anniversary of the date of grant;

  •
  for our Chair of the Board, an additional annual option grant to purchase 10,000 shares of our common stock, which option vests in full on the first anniversary of the date of grant;

  •
  for members of our Audit Committee, an additional annual retainer of $8,000 ($16,000 for the Chair);

  •
  for members of our Compensation Committee, an additional annual retainer of $5,000 ($10,000 for the Chair); and

  •
  for members of our Nominating and Corporate Governance Committee, an additional annual retainer of $3,000 ($6,000 for the Chair).

        Any newly elected non-employee director is entitled to an option grant to purchase 20,000 shares of our common stock, which option vests annually over three years. In connection with his election to our Board at our 2014 annual meeting of stockholders, Mr. Renaud was granted such an award. In addition, in 2014, because he had never received an option grant in connection with his service as a director, Dr. Zeldis was awarded an option grant to purchase 20,000 shares of our common stock, which option vests annually over three years. Dr. Zeldis began receiving director fees effective as of the second quarter of 2014.

        The stock options granted to our non-employee directors have an exercise price equal to the fair market value of our common stock on the date of grant and expire ten years after the date of grant, subject to the director's continued service to us.

        Each member of our Board is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee on which he serves.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Stockholder Proposals to be Included in the 2016 Proxy Statement

        To be considered for inclusion in the proxy statement relating to the annual meeting of stockholders to be held in 2016, we must receive stockholder proposals no later than December 30, 2015, which is a date no less than 120 calendar days before the date on which our proxy statement was released to stockholders in connection with this year's Annual Meeting. If the date of next year's annual meeting is changed by more than 30 days from the anniversary date of this year's annual meeting on June 10, 2015, then the deadline is a reasonable time before we begin to print and mail proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with the rules and regulations governing the solicitation of proxies.

Stockholder Proposals to be Brought Before the 2016 Annual Meeting (not included in the proxy statement)

        Our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to our Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice of the stockholder's intention to bring such business before the meeting in proper form.

        We must receive written notice of stockholder proposals (including director nominations) intended to be presented at the 2015 annual meeting of stockholders but that will not be included in the proxy statement by March 12, 2015, but not before February 11, 2016, which is not less than 90 days nor more than 120 days prior to the first anniversary of this year's annual meeting. However, in the event that the date of next year's annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of this year's annual meeting, we must receive written notice of stockholder proposals no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

        Any proposals we do not receive in accordance with the above standards will not be voted on at the 2016 annual meeting. The foregoing time limits also apply to determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. These rules are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement. In addition, stockholders are required to comply with any applicable requirements of the Exchange Act and the rules and regulations thereunder.

Content of Notices of Stockholder Proposals to be brought before the Annual Meeting

        Each stockholder's notice for a proposal must be timely given to our Secretary at the address of our principal executive offices. The requirements for a stockholder notice are more fully set forth in Sections 1.10 and 1.11 of our bylaws, and the following summary is qualified by reference to the applicable sections of our bylaws.

        Each notice generally is required to set forth certain information as to each matter proposed to be brought before an annual meeting and must meet other requirements specified in our bylaws, as determined by us, including, but not limited to, (1) a brief description of the business the stockholder desires to bring before the meeting (including the exact text of any resolutions proposed for consideration) and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on our stock transfer books, of the stockholder proposing such business, (3) the class and number of shares beneficially owned by the stockholder making the proposal, (4) the names and addresses of the beneficial owners of any of our capital stock registered in such stockholder's name, and the class and number of our shares so owned, (5) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of our shares beneficially owned by such other stockholders, and (6) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

        For director nominations, a stockholder's notice to the Secretary generally must set forth further information specified in our bylaws, as determined by us, as to each person proposed to be nominated, including, but not limited to, (1) the name, age, business and residence address of such person, (2) the principal occupation of such person, (3) the class and number of our shares which are beneficially owned by such person on the date of such stockholder notice, and (4) the consent of each director nominee to serve as a director if elected. The notice must also set forth as to the stockholder giving the notice a description of all arrangements or understandings between such stockholder and each director nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by such stockholder.

HOUSEHOLDING OF PROXIES

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, (1) you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials in the future or (2) you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Director, Corporate Communications, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080 or via e-mail at irpr@ptcbio.com.

OTHER MATTERS

        As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

        Your vote is important. Please vote your proxy promptly so your shares are represented, even if you plan to attend the Annual Meeting. You may vote by Internet, by telephone, by requesting a printed copy of the proxy materials and using the enclosed proxy card or in person at the Annual Meeting. Your cooperation in giving this your immediate attention will be appreciated.

        You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC, except exhibits, without charge upon written request to Director, Corporate Communications, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2014 Annual Report are available at www.proxyvote.com.

PTC THERAPEUTICS, INC.

Annual Meeting of Stockholders

June 10, 2015  2:00 p.m., Eastern Time

Proxy Solicited by the Board of Directors

The undersigned hereby appoints Stuart W. Peltz, Shane Kovacs and Mark E. Boulding, and each of them, proxies for the undersigned, with full power of substitution, and hereby authorizes them to represent and vote all shares of common stock of PTC Therapeutics, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the company to be held on June 10, 2015 at 2:00 p.m., Eastern Time at the Embassy Suites, 121 Centennial Ave., Piscataway Township, NJ 08854 or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and any other matter that may properly come before the meeting.

This proxy, when properly executed, will be voted as specified herein. If no specification is made, this proxy will be voted FOR the election of each of the director nominees listed under proposal 1 and FOR proposal 2.

If any other matters are voted on at the meeting, this proxy will be voted by the proxies on such matters in their sole discretion.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

[BLACK AND WHITE PTC LOGO] PTC Therapeutics, Inc. 100 Corporate Court South Plainfield, NJ 07080

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2015. Have your proxy card in hand when you access the website and follow the instructions to obtain your proxy materials and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PTC THERAPEUTICS, INC. The Board of Directors recommends you vote FOR each of the following director nominees:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

01) Adam Koppel, M.D., Ph.D.
02) Michael Schmertzler
03) Glenn D. Steele Jr., M.D., Ph.D.

The Board of Directors recommends you vote FOR proposal 2:				For	Against	Abstain

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.				☐	☐	☐

NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

Please indicate if you plan to attend this meeting	☐	☐
	Yes	No

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date